UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 10, 2009
En Pointe Technologies, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-28052	75-2467002
(Commission File Number)	(I.R.S. Employer Identification No.)

18701 Figueroa Street
Gardena, California	90248
(Address of principal executive offices)	(Zip Code)
(310) 337-5200
Registrant’s telephone number, including area code
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On March 11, 2009, En Pointe Technologies, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Agreement”) with Din Global Corp., a Delaware corporation (“Holding Co.”), and ENP Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Din Global Corp. (“Acquisition Co.”). Under the terms of the Merger Agreement, Acquisition Co. will be merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Holding Co. (the “Merger”). The Company previously disclosed its entry into the Merger Agreement in its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 17, 2009.
          On July 10, 2009, the parties to the Merger Agreement entered into an Amendment to Agreement and Plan of Merger (the “Amendment”), solely to amend the definition of “Outside Date” found in Section 7.01(b)(i) of the Merger Agreement to extend from July 31, 2009 to August 14, 2009 the date following which either the Company or Parent may terminate the Merger Agreement if the Merger has not been completed.
          The Amendment is attached as Exhibit 2.1 hereto and is incorporated by reference herein. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.
Where to Find Additional Information about the Merger
          In connection with the proposed merger transaction, the Company filed with the Securities and Exchange Commission (the “Commission”) a preliminary proxy statement and other relevant materials in connection with the proposed transaction. The definitive proxy statement (when available) will be mailed to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOLDING CO., ACQUISITION CO. AND THE PROPOSED MERGER. The preliminary and definitive proxy statements and other relevant materials (when they become available), and any other documents filed by the Company with the Commission, may be obtained free of charge at the Commission’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed by the Company with the Commission by contacting Investor Relations at ir@enpointe.com, via telephone at (310) 337-5212 or via the Company’s website at www.enpointe.com, or by contacting the Company’s proxy solicitor, The Altman Group, Inc., toll-free at 1 (800) 217-0538.
          The Company, its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the proposed merger. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of stockholders generally, is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Commission, and will be set forth in the definitive proxy statement relating to the merger when it becomes available.
Forward-Looking Statements
          This Current Report on Form 8-K includes forward-looking statements. In addition, from time to time, the Company, or its representatives, have made or may make forward-looking statements, orally or in writing. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. In particular, forward-looking statements include, without limitation, statements related to the expected closing date of the merger and any other effect, result or aspect of the transaction. The Company has based these forward-looking statements on current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These risks include the risk that the transaction may not be completed, the failure of either party to meet the closing conditions set forth in the merger agreement or that the closing of the transaction may be delayed due to failure to obtain required approvals, or the proposed transaction may disrupt the Company’s current plans and operations. These and other important factors, including those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, may cause the actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The Company does not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments.

Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
     Not applicable.
(b) Pro forma financial information.
     Not applicable.
(c) Shell Company Transactions.
     Not applicable.
(d) Exhibits:
Exhibit

Number	Description
2.1	Amendment to Agreement and Plan of Merger, dated July 10, 2009 by and among En Pointe Technologies, Inc., Din Global Corp., and ENP Acquisition, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.
July 10, 2009	By:	/s/ Robert A. Mercer
		Name:	Robert A. Mercer
		Title:	Corporate Secretary

EXHIBIT INDEX

Number	Description
2.1	Amendment to Agreement and Plan of Merger, dated July 10, 2009 by and among En Pointe Technologies, Inc., Din Global Corp., and ENP Acquisition, Inc.

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